UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

West Bay BDC LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01758	99-1657525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

Investment Management and Advisory Agreement

On September 23, 2024, West Bay BDC LLC (the “Company”) and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) entered into an Investment Management and Advisory Agreement (the “Investment Management Agreement”), the terms of which are set forth in Amendment No. 3 to the Company’s Registration Statement on Form 10, filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 15, 2024 (as amended, the “Registration Statement”) and incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to a copy of the Investment Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Revolving Credit Agreement

On September 25, 2024, the Company entered into a revolving credit facility (the “SCB Revolving Credit Facility”) with Standard Chartered Bank Ltd. (“SCB”) as administrative agent, lead arranger, sole bookrunner, letter of credit issuer and lender. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the SCB Revolving Credit Facility.

Subject to availability under the Borrowing Base the maximum principal amount of the SCB Revolving Credit Facility is $300 million. The Borrowing Base is calculated based on the unfunded capital commitments of the unitholders (subject to various eligibility requirements) multiplied by the specified advance rate of 75%. The stated maturity date of the SCB Revolving Credit Facility is September 25, 2026. Proceeds from the SCB Revolving Credit Facility can be used for investments, working capital, expenses and other undertakings of the Company.

Under the SCB Revolving Credit Facility, the Company has the ability to elect, for loans denominated in U.S. Dollars, either Term SOFR with a one- or three- months tenor or the alternative base rate at the time of draw-down (and with respect to loans denominated in non-U.S. Dollar currencies, the applicable benchmark specified in the SCB Revolving Credit Facility), and loans denominated in U.S. Dollars may be converted from one rate to another at any time, subject to certain conditions. The interest rate on obligations under the SCB Revolving Credit Facility is (A) Term SOFR Loan for the applicable tenor (or other listed offered rate, depending upon the currency of borrowing) plus 2.00% per annum or (B) an alternative base rate (the greatest of the prime rate set by SCB, the federal funds rate plus 0.50%, and Term SOFR with a one-month tenor plus 1.00%) plus 1.00% per annum, with a floor of 0%.

Amounts drawn under the SCB Revolving Credit Facility may be prepaid at any time without premium or penalty. Loans are subject to mandatory prepayment for amounts exceeding the Borrowing Base, the lenders’ aggregate commitment, the letters of credit sublimit or 102% of the alternative currency sublimit, and to the extent required to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), as applied to business development companies. Transfers of interests in the Company by unitholders are subject to certain restrictions under the SCB Revolving Credit Facility. In addition, any transfer of units from a unitholder whose undrawn commitments were included in the Borrowing Base to a unitholder that was not eligible to be included in the Borrowing Base (or that was eligible to be included in the Borrowing Base at a lower advance rate) may trigger mandatory prepayment obligations.

The SCB Revolving Credit Facility is secured by a perfected first priority security interest in the unfunded capital commitments of the Company’s unitholders and the proceeds thereof, including an assignment of the right to make capital calls, receive and apply capital contributions, and enforce remedies and claims related thereto, and a pledge of the collateral account into which capital call proceeds were deposited. Additionally, under the SCB Revolving Credit Facility, in certain circumstances after an event of default, SCB would be able to require unitholders to fund their capital commitments directly to SCB for the purposes of repaying the loans, but lenders could not seek recourse against a unitholder in excess of such unitholder’s obligation to contribute capital to the Company.

The SCB Revolving Credit Facility contains customary representations, warranties, and affirmative and negative covenants, including without limitation, representations and covenants regarding treatment as a regulated investment company under the United States Internal Revenue Code of 1986, as amended, and as a business development company under the Investment Company Act and restrictions on the Company’s ability to make certain distributions, to incur additional indebtedness, to incur any liens on the collateral and to permit certain transfers of unitholders’ ownership interest in the units. The SCB Revolving Credit Facility includes customary conditions precedent to the draw-down of loans and customary events of default.

The foregoing description is only a summary of the material provisions of the SCB Revolving Credit Facility and is qualified in its entirety by reference to a copy of the SCB Revolving Credit Facility, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the subheading Revolving Credit Agreement of Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 23, 2024, the Company entered into its Second Amended and Restated Limited Liability Company Agreement (the “Second Amended and Restated LLC Agreement”), effective as of such date, the terms of which are set forth in Amendment No. 3 to the Company’s Registration Statement and incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to a copy of the Second Amended and Restated LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 – Other Events.

The Company is conducting a private offering of units of its limited liability company interests to investors in reliance on one or more exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended, including Section 4(a)(2) thereof, Regulation D thereunder and/or Regulation S thereunder. On September 23, 2024, the Company accepted subscriptions from investors for an aggregate commitment amount of approximately $927 million.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Second Amended and Restated Limited Liability Company Agreement, dated as of September 23, 2024, between the Company and Goldman Sachs Asset Management, L.P.

10.1	Investment Management Agreement, dated as of September 23, 2024, between the Company and Goldman Sachs Asset Management, L.P.

10.2*	Revolving Credit Agreement, dated as of September 25, 2024, by and among the Company and Standard Chartered Bank Ltd., as administrative agent, lead arranger, sole bookrunner, letter of credit issuer and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bay BDC LLC
(Registrant)

Date: September 27, 2024	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President